UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03741)

Exact name of registrant as specified in charter:	Putnam New York Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2018

Date of reporting period:	December 1, 2017 — May 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam New York Tax Exempt Income Fund

Semiannual report
5 | 31 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTEIX

Putnam New York
Tax Exempt
Income Fund

Semiannual report
5 | 31 | 18

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The fund’s performance will be closely tied to the economic and political conditions in New York State, and can be more volatile than the performance of a more geographically diversified fund. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

Message from the Trustees

July 12, 2018

Dear Fellow Shareholder:

During the first half of 2018, conditions became more challenging for global financial markets. After an extended period of record advances and low volatility, a sharp downturn early in the year pushed the U.S. market into a brief correction. The market has since rallied, but both stocks and bonds have been more volatile, due in part to uncertainty surrounding trade policy and U.S. interest rates. Navigating a change in market trends is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees.

However, unlike U.S. Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, New York residents generally pay no state income taxes on distributions paid from municipal bonds issued in the Empire State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

Putnam New York Tax Exempt Income Fund offers an active, research-intensive investment approach.

2 New York Tax Exempt Income Fund

Source: Putnam, as of 5/31/18. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg Barclays U.S. Credit Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate and government related bonds; and the Bloomberg Barclays Municipal Bond Index, an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, Annual U.S. Municipal Bond Defaults and Recoveries, 1970–2016 (June 2017). Most recent data available.

New York Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/18. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 13–14.

4 New York Tax Exempt Income Fund

Paul has a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, Garrett L. Hamilton, CFA, is a Portfolio Manager of the fund.

Paul, how was the market for municipal bonds during the reporting period?

Volatility picked up in the municipal bond market in the fall of 2017, as investors absorbed the changing details of the proposed tax legislation. With the passage of the Tax Cuts and Jobs Act in December 2017, which eliminated advanced refundings, bond issuers rushed to issue new deals before the legislation took effect in 2018, resulting in heavier near-term municipal bond supply. Total municipal bond new-issue volume for December 2017 was $62.5 billion — surpassing the previous record of $52.7 billion in December 1985, which was just before the last comprehensive tax overhaul took effect. However, the flood of new issuance was well received by investors, and the municipal bond market rallied as strong demand helped buoy prices.

The Federal Reserve announced two interest-rate hikes during the period, raising the federal funds rate in December 2017 and in March 2018. At the end of the period, the federal funds rate stood at a target range of 1.50% to 1.75%. Rising U.S. Treasury rates weighed on municipal bond prices, but the asset class still delivered positive performance — outperforming the broader

New York Tax Exempt Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 5/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/18. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 New York Tax Exempt Income Fund

fixed-income markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, which posted a negative result for the period. [Bond prices generally fall as rates rise.] We attribute the municipal bond market’s better relative performance to the positive technical tailwind provided by the new tax legislation. The new tax law reduced or eliminated a number of deductions, which has made the tax-exempt status of municipal bonds more attractive to retail buyers, especially in high-tax states. At the same time, the legislation disallowed advanced refundings, which has significantly reduced new-issue supply.

How did the fund perform during the reporting period?

For the six months ended May 31, 2018, the fund underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, and the average return of its Lipper peer group, New York Municipal Debt Funds.

What was your investment strategy in this environment?

Given our outlook for interest rates to trend higher, the fund began the period with more of a barbell approach to structuring the portfolio — overweighting short-term bonds, underweighting intermediate-term bonds with maturities of 5 to 10 years, and overweighting bonds with maturities of 11 to 16 years. However, with the flattening of the yield curve that materialized as the period progressed, we began steering the portfolio away from the short and long ends of the curve and focusing more on bonds with maturities of 15 to 20 years where we saw better value.

Duration positioning, which affects the portfolio’s sensitivity to interest rates, was generally neutral relative to the benchmark index. From a credit-quality standpoint, the fund held an overweight exposure to higher-quality bonds rated A and BBB. From a sector-positioning perspective, we placed greater focus on higher education, essential service utilities, and transportation-backed bonds relative to the fund’s Lipper group. This strategy was positive for performance results.

We maintained an underweight position in Puerto Rico-based issuers relative to the fund’s Lipper peers. Puerto Rico’s current economic and financial situation remains extremely difficult and could further challenge the debt restructuring process, in our view. However, this underweight exposure detracted from performance, as Puerto Rico debt rallied during the period.

We continue to have a constructive outlook on credit fundamentals. Historically, municipal bonds have lower default rates and higher recoveries than do similar-rated corporate bonds. Technicals remain positive for the front end of the yield curve, and valuations are reasonable, in our view. That said, with the Fed actively hiking short-term interest rates, our duration positioning has been somewhat cautious.

What is your outlook for interest rates in the coming months?

Jerome Powell was sworn in as the new Federal Reserve chair on February 5, 2018. Investors generally believe that Chairman Powell will implement the plan laid out by his predecessor, Janet Yellen, for gradual rate increases. At the Fed’s first meeting under Chairman Powell in March 2018, the central bank reiterated its plan for three interest-rate hikes this year but hinted that it would be open to the possibility of a fourth hike if necessary to keep the U.S. economy from overheating. The Fed also revised its outlook to three rate hikes in 2019 instead of two.

New York Tax Exempt Income Fund 7

Just after the close of the period on June 13, 2018, the Fed raised its benchmark rate by a quarter percentage point to a target range of 1.75% to 2.00%. In its statement, the Fed upgraded its outlook for U.S. economic growth from “moderate” to “rising at a solid rate.” Noting that unemployment and inflation remain low, the central bank abandoned its pledge to keep rates low “for some time” and signaled that two more rate increases were likely this year to foster the expansion.

We believe the U.S. economy will maintain its upward trajectory, supported by stronger consumer and construction spending, and the labor market will continue tightening. This path should allow the Fed to continue normalizing interest rates. In our view, this scenario will likely lead to short-term rates rising more than long-term rates. We expect the Fed to deliver two more rate hikes during the balance of 2018, and we anticipate that the Fed will continue reducing its balance sheet as planned.

Broadly speaking, the municipal bond market continues to adjust to fluctuating supply and demand conditions created by the new tax legislation. We believe municipal bonds offer a high-quality, low-default investment option for investors seeking attractive tax-free income and diversification opportunities.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 New York Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/2/83)
Before sales charge	6.20%	44.47%	3.75%	12.51%	2.38%	7.57%	2.46%	1.06%	0.43%
After sales charge	6.08	38.69	3.32	8.01	1.55	3.27	1.08	–2.99	–3.59
Class B (1/4/93)
Before CDSC	6.00	37.40	3.23	9.04	1.75	5.45	1.78	0.42	0.11
After CDSC	6.00	37.40	3.23	7.14	1.39	2.52	0.83	–4.48	–4.83
Class C (7/26/99)
Before CDSC	5.96	33.61	2.94	8.21	1.59	5.08	1.67	0.27	0.04
After CDSC	5.96	33.61	2.94	8.21	1.59	5.08	1.67	–0.71	–0.95
Class M (4/10/95)
Before sales charge	5.83	40.59	3.47	10.92	2.09	6.66	2.17	0.76	0.28
After sales charge	5.73	36.02	3.12	7.32	1.42	3.19	1.05	–2.51	–2.98
Class R6 (5/22/18)
Net asset value	6.28	47.78	3.98	13.85	2.63	8.26	2.68	1.37	0.63
Class Y (1/2/08)
Net asset value	6.28	47.83	3.99	13.88	2.63	8.29	2.69	1.40	0.66

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

New York Tax Exempt Income Fund 9

Comparative index returns For periods ended 5/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
Municipal Bond Index	6.64%	52.36%	4.30%	15.49%	2.92%	8.61%	2.79%	1.11%	0.71%
Lipper New York
Municipal Debt Funds	6.04	44.68	3.75	13.33	2.53	7.99	2.59	1.03	1.12
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/18, there were 93, 90, 85, 82, 61, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 5/31/18

Distributions	Class A		Class B	Class C	Class M		Class R6	Class Y
Number	6		6	6	6		1	6
Income[1]	$0.125572		$0.099171	$0.092800	$0.113518		$0.007173	$0.134816
Capital gains[2]	—		—	—	—		—	—
Total	$0.125572		$0.099171	$0.092800	$0.113518		$0.007173	$0.134816
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
11/30/17	$8.49	$8.84	$8.47	$8.49	$8.50	$8.79	—	$8.49
5/22/18*	—	—	—	—	—	—	$8.35	—
5/31/18	8.40	8.75	8.38	8.40	8.41	8.69	8.41	8.41
	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value
Current dividend rate[3]	2.77%	2.65%	2.15%	1.99%	2.48%	2.40%	N/A	2.98%
Taxable equivalent4(a)	5.50	5.26	4.27	3.95	4.92	4.76	N/A	5.92
Taxable equivalent4(b)	5.96	5.70	4.62	4.28	5.33	5.16	N/A	6.41
Current 30-day
SEC yield[5]	N/A	2.04	1.50	1.36	N/A	1.79	N/A	2.34
Taxable equivalent4(a)	N/A	4.05	2.98	2.70	N/A	3.55	N/A	4.64
Taxable equivalent4(b)	N/A	4.39	3.23	2.92	N/A	3.85	N/A	5.03

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R6 shares.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes (a) maximum 49.62% federal and state combined tax rate for 2018 or (b) maximum 53.50% federal, New York State, and New York City combined tax rate for 2018. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 New York Tax Exempt Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/2/83)
Before sales charge	6.19%	45.88%	3.85%	16.55%	3.11%	7.77%	2.52%	1.40%	–0.42%
After sales charge	6.07	40.04	3.43	11.89	2.27	3.46	1.14	–2.66	–4.41
Class B (1/4/93)
Before CDSC	5.98	38.75	3.33	12.83	2.44	5.76	1.89	0.77	–0.74
After CDSC	5.98	38.75	3.33	10.87	2.08	2.82	0.93	–4.16	–5.64
Class C (7/26/99)
Before CDSC	5.95	34.91	3.04	11.96	2.28	5.27	1.73	0.49	–0.93
After CDSC	5.95	34.91	3.04	11.96	2.28	5.27	1.73	–0.49	–1.91
Class M (4/10/95)
Before sales charge	5.82	41.96	3.57	14.90	2.82	6.97	2.27	1.11	–0.56
After sales charge	5.72	37.34	3.22	11.17	2.14	3.49	1.15	–2.18	–3.80
Class R6 (5/22/18)
Net asset value	6.26	49.06	4.07	17.81	3.33	8.45	2.74	1.60	–0.34
Class Y (1/2/08)
Net asset value	6.26	49.09	4.07	17.83	3.34	8.48	2.75	1.62	–0.31

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 11/30/17	0.75%	1.38%	1.53%	1.03%	0.52%*	0.53%
Annualized expense ratio for the
six-month period ended 5/31/18	0.75%	1.38%	1.53%	1.03%	0.52%	0.53%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

New York Tax Exempt Income Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class from 12/1/17 to 5/31/18. For a new class, the expenses shown are for the period from the inception date of the class to 5/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The table also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$3.75	$6.88	$7.63	$5.14	$0.14‡	$2.65
Ending value (after expenses)	$1,004.30	$1,001.10	$1,000.40	$1,002.80	$1,008.00	$1,006.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/18, or in the case of a new class, the average net assets of the class from the inception date for the class to 5/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for shares of any new class been shown for the entire period from 12/1/17 to 5/31/18, they would have been higher.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/18, use the following calculation method. To find the value of your investment on 12/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$3.78	$6.94	$7.70	$5.19	$2.62	$2.67
Ending value (after expenses)	$1,021.19	$1,018.05	$1,017.30	$1,019.80	$1,022.34	$1,022.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/18, or in the case of a new class, the average net assets of the class from the inception date for the class to 5/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 New York Tax Exempt Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

New York Tax Exempt Income Fund 13

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2018, Putnam employees had approximately $514,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 New York Tax Exempt Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

New York Tax Exempt Income Fund 15

The fund’s portfolio 5/31/18 (Unaudited)

Key to holding’s abbreviations

AGC Assured Guaranty Corp.	FRN Floating Rate Notes: the rate shown is the current
AGM Assured Guaranty Municipal Corporation	interest rate or yield at the close of the reporting period.
AMBAC AMBAC Indemnity Corporation	Rates may be subject to a cap or floor. For certain
BAM Build America Mutual	securities, the rate may represent a fixed rate currently
COP Certificates of Participation	in place at the close of the reporting period.
FCS Farm Credit System	G.O. Bonds General Obligation Bonds
FHL Banks Coll. Federal Home Loan Banks	NATL National Public Finance Guarantee Corp.
System Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FHLMC Coll. Federal Home Loan Mortgage	VRDN Variable Rate Demand Notes, which are floating-
Corporation Collateralized	rate securities with long-term maturities that carry
FNMA Coll. Federal National Mortgage	coupons that reset and are payable upon demand
Association Collateralized	either daily, weekly or monthly. The rate shown is the
current interest rate at the close of the reporting
period. Rates are set by remarketing agents and may
take into consideration market supply and demand,
credit quality and the current SIFMA Municipal Swap
Index rate, which was 1.06% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (98.5%)*	Rating**	Principal amount	Value
California (0.1%)
CA State Muni Fin. Auth. Solid Waste Mandatory Put
Bonds (7/2/18), (Republic Svcs., Inc.), 1.60%, 9/1/21	A–2	$1,000,000	$999,860
			999,860
Guam (0.8%)
Territory of GU, Govt. Ltd. Oblig. Rev.
Bonds, (Section 30), Ser. A, 5.625%, 12/1/29
(Prerefunded 12/1/19)	BBB+	3,000,000	3,167,220
Territory of GU, Dept. of Ed. COP, (John F. Kennedy
High School), Ser. A, 6.875%, 12/1/40	B+	500,000	518,025
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5.625%, 7/1/40
(Prerefunded 7/1/20)	A–	2,100,000	2,259,726
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A
U.S. Govt. Coll., 5.50%, 10/1/40
(Prerefunded 10/1/20)	Baa2	1,300,000	1,404,052
5.00%, 10/1/34	Baa2	700,000	743,792
			8,092,815
New York (96.8%)
Albany, Cap. Resource Corp. Rev. Bonds
(St. Peter’s Hosp.), U.S. Govt. Coll., 6.25%,
11/15/38 (Prerefunded 11/15/20)	AAA/P	4,110,000	4,531,316
(Albany College of Pharmacy & Hlth. Sciences),
Ser. A, 5.00%, 12/1/33	BBB+	325,000	356,450
(Albany College of Pharmacy & Hlth. Sciences),
Ser. A, 5.00%, 12/1/32	BBB+	495,000	544,723
(Empire Commons Student Hsg., Inc.), Ser. A,
5.00%, 5/1/31	A	700,000	803,201

16 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value
New York cont.
Albany, Cap. Resource Corp. Rev. Bonds
(Albany College of Pharmacy & Hlth. Sciences),
Ser. A, 5.00%, 12/1/30	BBB+	$250,000	$276,190
(Empire Commons Student Hsg., Inc.), Ser. A,
5.00%, 5/1/30	A	350,000	402,668
Brookhaven, Local Dev. Corp. Rev. Bonds,
(Jeffersons Ferry), 5.25%, 11/1/36	BBB+/F	1,200,000	1,370,556
Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Cmnty. Rev. Bonds, (Good Shepard
Village), Ser. A, U.S. Govt. Coll., 6.875%, 7/1/40
(Prerefunded 7/1/18)	AAA/P	715,000	717,753
Buffalo & Erie Cnty., Indl. Land Dev. Corp. Rev. Bonds
(Catholic Hlth. Syst. Oblig. Group), 5.25%, 7/1/35	Baa1	1,000,000	1,109,470
(Orchard Park), 5.00%, 11/15/37	BBB–/F	4,470,000	4,860,320
(Charter School for Applied Tech.), Ser. A,
5.00%, 6/1/35	BBB–	1,000,000	1,086,570
(Orchard Park), 5.00%, 11/15/30	BBB–/F	500,000	551,195
Buffalo & Fort Erie, Pub. Bridge Auth. Rev. Bonds
5.00%, 1/1/42	A+	2,250,000	2,569,680
(Toll Bridge Syst.), 5.00%, 1/1/25	A+	400,000	462,904
(Toll Bridge Syst.), 5.00%, 1/1/24	A+	250,000	285,828
Build NY City Resource Corp. Rev. Bonds
(Manhattan College), 5.00%, 8/1/47	A–	1,000,000	1,127,480
(YMCA of Greater NY), 5.00%, 8/1/40	A–	2,050,000	2,240,425
5.00%, 7/1/40	A+	3,175,000	3,527,838
(Q Student Residences, LLC), Ser. A, 5.00%, 6/1/38	Aa2	2,850,000	3,178,662
(South Bronx Charter School for Intl. Cultures &
the Arts), Ser. A, 5.00%, 4/15/33	BB+	2,000,000	2,071,400
(Bronx Charter School for Excellence), Ser. A,
5.00%, 4/1/33	BBB–	500,000	525,750
(YMCA of Greater NY), 5.00%, 8/1/32	A–	1,740,000	1,858,877
Build NY City Resource Corp. 144A Rev. Bonds,
(Inwood Academy Leadership Charter School),
Ser. A, 5.125%, 5/1/38	BB/P	1,100,000	1,120,922
Build NY City Resource Corp. Solid Waste Disp. 144A
Rev. Bonds, (Pratt Paper NY, Inc.), 5.00%, 1/1/35	B+/P	1,750,000	1,890,140
Chautauqua Cnty., Indl. Dev. Agcy. Rev. Bonds,
(Dunkirk Pwr.), 5.875%, 4/1/42	Baa3	2,000,000	2,080,380
Dutchess Cnty., Local Dev. Corp. Rev. Bonds
(Anderson Ctr. Svcs., Inc.), 6.00%, 10/1/30	BB+	3,315,000	3,424,097
(Culinary Inst. of America (The)), 5.00%, 7/1/32	Baa2	300,000	337,470
Erie Cnty., Fiscal Stability Auth. Rev. Bonds, (Sales
Tax & State Aid), Ser. D
5.00%, 9/1/39	Aa1	515,000	603,472
5.00%, 9/1/38	Aa1	1,500,000	1,760,340
5.00%, 9/1/37	Aa1	1,000,000	1,174,450
5.00%, 9/1/36	Aa1	1,500,000	1,763,010
5.00%, 9/1/35	Aa1	1,250,000	1,473,625
Geneva, Dev. Corp. Rev. Bonds, (Hobart & William
Smith Colleges)
5.25%, 9/1/44	A	2,000,000	2,236,220
5.00%, 9/1/32	A	2,000,000	2,198,280

New York Tax Exempt Income Fund 17

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value
New York cont.
Glen Cove, Local Econ. Assistance Corp. Rev. Bonds,
(Garvies Point Pub. Impt.), Ser. C, stepped-coupon
zero % (5.625%, 1/1/24), 1/1/55 ††	B/P	$600,000	$504,864
Hempstead Town, Local Dev. Corp. Rev. Bonds
(Adelphi U.), Ser. B, 5.25%, 2/1/39	A–	1,500,000	1,530,690
(Hofstra U.), 5.00%, 7/1/47	A2	1,000,000	1,134,040
(Molloy College), 5.00%, 7/1/44	BBB	2,300,000	2,489,888
(Hofstra U.), 5.00%, 7/1/42	A2	1,200,000	1,364,880
(Molloy College), 5.00%, 7/1/38	BBB	480,000	532,795
(Molloy College), 5.00%, 7/1/37	BBB	315,000	350,163
(Adelphi U.), Ser. B, 5.00%, 2/1/34	A–	3,000,000	3,055,110
(Hofstra U.), 5.00%, 7/1/28	A2	650,000	701,805
Hudson Yards Infrastructure Corp. Rev. Bonds, Ser. A
5.75%, 2/15/47	Aa3	1,180,000	1,281,952
FHLMC Coll., U.S. Govt. Coll., 5.75%, 2/15/47
(Prerefunded 2/15/21)	Aa3	1,920,000	2,115,533
5.00%, 2/15/35	Aa3	2,000,000	2,312,420
Liberty, Dev. Corp. Rev. Bonds,
(Goldman Sachs Headquarters)
5.50%, 10/1/37	A3	4,010,000	5,195,557
5.25%, 10/1/35	A3	4,000,000	5,028,880
Long Island, Pwr. Auth. Elec. Syst. Rev. Bonds
5.00%, 9/1/42	A3	2,000,000	2,292,840
5.00%, 9/1/37	A3	1,000,000	1,151,620
5.00%, 9/1/36	A3	1,000,000	1,152,490
5.00%, 9/1/35	A3	1,000,000	1,155,970
5.00%, 9/1/34	A3	1,000,000	1,159,460
5.00%, 9/1/33	A3	500,000	581,920
Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds
Ser. C, AGC, 5.25%, 9/1/29	AA	3,835,000	4,630,456
Ser. B, 5.00%, 9/1/46	A3	2,500,000	2,831,350
Ser. B, 5.00%, 9/1/45	A3	2,000,000	2,226,860
Ser. A, 5.00%, 9/1/44	A3	8,500,000	9,445,370
Ser. B, 5.00%, 9/1/41	A3	5,250,000	5,966,258
Ser. A, 5.00%, 9/1/39	A3	8,800,000	9,799,944
Ser. B, 5.00%, 9/1/36	A3	1,500,000	1,711,665
AGM, zero %, 6/1/28	AA	2,510,000	1,836,743
Metro. Trans. Auth. Rev. Bonds
Ser. C, 5.00%, 11/15/41	A1	3,305,000	3,624,395
Ser. C, 5.00%, 11/15/41 (Prerefunded 11/15/22)	AAA/P	695,000	786,775
Ser. D, 5.00%, 11/15/38	A1	4,070,000	4,489,129
Ser. B, 5.00%, 11/15/37	A1	2,500,000	2,846,600
Ser. B, 5.00%, 11/15/33	A1	5,220,000	6,006,445
Ser. D-1, 5.00%, 11/15/33	A1	960,000	1,084,378
(Green Bonds), Ser. C-1, 4.00%, 11/15/35	A1	27,955,000	29,311,926
Metro. Trans. Auth. Dedicated Tax FRN Mandatory
Put Bonds (6/1/22), Ser. A-2A, 1.51%, 11/1/26	AA	5,175,000	5,180,072
Metro. Trans. Auth. Dedicated Tax Rev. Bonds
Ser. A, 5.50%, 11/15/39 (Prerefunded 11/15/18)	AA	8,200,000	8,344,074
Ser. A, 5.50%, 11/15/39 (Prerefunded 11/15/18)	AAA/P	800,000	814,056

18 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value
New York cont.
Metro. Trans. Auth. Dedicated Tax Rev. Bonds
Ser. A, 5.25%, 11/15/34	AA	$5,600,000	$6,644,176
(Climate Board Certified-Green Bonds), Ser. B-1,
5.00%, 11/15/47	AA	2,500,000	2,901,950
(Green Bonds), Ser. B-1, 5.00%, 11/15/36	AA	3,500,000	4,035,780
(Green Bonds), Ser. B-1, 5.00%, 11/15/34	AA	3,500,000	4,075,610
Monroe Cnty., Indl. Dev. Corp. Rev. Bonds
(Rochester Gen. Hosp.), 5.00%, 12/1/46	A–	3,000,000	3,321,120
(Rochester Gen. Hosp.), Ser. A, 5.00%, 12/1/37	A–	2,000,000	2,161,680
(Rochester Gen. Hosp.), 5.00%, 12/1/35	A–	600,000	675,000
(U. of Rochester), Ser. A, 5.00%, 7/1/33	Aa3	1,000,000	1,134,800
(U. of Rochester), Ser. B, U.S. Govt. Coll., 5.00%,
7/1/33 (Prerefunded 7/1/23)	Aa3	2,795,000	3,204,971
(Rochester Gen. Hosp.), Ser. A, 5.00%, 12/1/32	A–	1,250,000	1,361,450
(St. John Fisher College), Ser. A, 5.00%, 6/1/29	A–	800,000	894,120
(U. of Rochester), Ser. C, 4.00%, 7/1/37	Aa3	2,700,000	2,840,616
(U. of Rochester), Ser. C, 4.00%, 7/1/36	Aa3	850,000	897,685
(U. of Rochester), Ser. D, 4.00%, 7/1/36	Aa3	750,000	792,075
(U. of Rochester), Ser. C, 4.00%, 7/1/35	Aa3	1,000,000	1,059,320
(U. of Rochester), Ser. D, 4.00%, 7/1/34	Aa3	1,000,000	1,063,370
(U. of Rochester), Ser. C, 4.00%, 7/1/33	Aa3	1,500,000	1,602,375
(U. of Rochester), Ser. C, 4.00%, 7/1/32	Aa3	1,600,000	1,717,056
(U. of Rochester), Ser. D, 4.00%, 7/1/32	Aa3	1,000,000	1,073,160
MTA Hudson Rail Yards Trust Oblig. Rev. Bonds,
Ser. A, 5.00%, 11/15/51	A2	9,500,000	10,111,230
Nassau Cnty., G.O. Bonds
Ser. C, 5.00%, 10/1/31	A+	5,000,000	5,839,000
Ser. A, AGM, 5.00%, 4/1/30	AA	8,680,000	9,814,042
Nassau Cnty., Local Econ. Assistance
Corp. Rev. Bonds
(South Nassau Communities Hosp.),
5.00%, 7/1/37	Baa1	2,050,000	2,201,229
(Winthrop U. Hosp. Assn.), 5.00%, 7/1/37	Baa2	1,000,000	1,066,260
(Catholic Hlth. Svcs. of Long Island Oblig. Group),
5.00%, 7/1/33	A–	1,355,000	1,487,085
(Catholic Hlth. Svcs. of Long Island Oblig. Group),
5.00%, 7/1/32	A–	1,500,000	1,652,310
(South Nassau Communities Hosp.),
5.00%, 7/1/27	Baa1	1,255,000	1,370,724
Nassau Cnty., Tobacco Settlement Corp. Rev.
Bonds, Ser. A-2, 5.25%, 6/1/26	B–	5,640,000	5,641,072
New Rochelle, Corp. Local Dev. Rev. Bonds,
(Iona College), Ser. A, 5.00%, 7/1/40	Baa2	350,000	377,860
New York, G.O. Bonds, Ser. 1-I, 5.00%, 3/1/36	Aa2	5,000,000	5,616,150
Niagara Area Dev. Corp. Rev. Bonds,
(Niagara U.), Ser. A
5.00%, 5/1/42	BBB+	1,000,000	1,081,660
5.00%, 5/1/35	BBB+	1,670,000	1,816,693
5.00%, 5/1/30	BBB+	2,230,000	2,448,518

New York Tax Exempt Income Fund 19

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value
New York cont.
Niagara Area Dev. Corp. Solid Waste Disp. Fac.
144A Rev. Bonds, (Covanta Energy, LLC), Ser. A,
5.25%, 11/1/42	Ba3	$2,450,000	$2,451,666
Niagara Falls, Rev. Bonds, Ser. A, BAM,
4.00%, 10/1/44	AA	500,000	514,055
Niagara Frontier Trans. Auth. Rev. Bonds,
(Buffalo Niagara Intl. Arpt.), Ser. A
5.00%, 4/1/28	Baa1	2,560,000	2,844,672
5.00%, 4/1/27	Baa1	875,000	975,774
5.00%, 4/1/24	Baa1	2,000,000	2,267,080
NY City, G.O. Bonds
Ser. E-1, 5.25%, 3/1/34	Aa2	5,000,000	6,009,550
Ser. B-1, 5.00%, 10/1/37	Aa2	3,000,000	3,487,440
Ser. F-1, 5.00%, 3/1/37	Aa2	2,000,000	2,210,880
Ser. B-1, 5.00%, 12/1/35	Aa2	2,000,000	2,312,500
Ser. E, 5.00%, 8/1/34	Aa2	6,360,000	7,338,868
Ser. A-1, 5.00%, 8/1/32	Aa2	5,000,000	5,419,950
NY City, Trust for Cultural Resources Rev. Bonds,
(Museum of Modern Art (The)), Ser. 1A, 5.00%,
4/1/31 (Prerefunded 10/1/18)	Aa2	3,500,000	3,539,830
NY City, Hsg. Dev. Corp. Rev. Bonds
(Multi-Fam. Hsg.), Ser. H-2-A,
5.35%, 5/1/41	AA+	1,200,000	1,201,740
5.20%, 11/1/35	AA+	1,675,000	1,676,323
4.40%, 5/1/31	AA+	4,000,000	4,166,080
NY City, Indl. Dev. Agcy. Rev. Bonds
(Yankee Stadium), AGC, 7.00%, 3/1/49	AA	1,000,000	1,037,800
(Queens Baseball Stadium), AMBAC,
5.00%, 1/1/24	BBB	3,500,000	3,541,230
NY City, Indl. Dev. Agcy. Arpt. Facs. Rev. Bonds,
(Sr. Trips), Ser. A, 5.00%, 7/1/28	BBB	1,500,000	1,607,685
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev. Bonds
Ser. EE, 5.25%, 6/15/40	Aa1	10,000,000	10,338,100
Ser. DD, 5.00%, 6/15/47	Aa1	5,000,000	5,739,550
Ser. EE, 5.00%, 6/15/47	Aa1	5,365,000	5,901,983
(2nd Gen. Resolution), 5.00%, 6/15/46	Aa1	12,460,000	14,079,426
(2nd Gen. Resolution), Ser. BB, 5.00%, 6/15/46	Aa1	2,500,000	2,751,450
(2nd Gen. Resolution), Ser. HH, 5.00%, 6/15/39	Aa1	9,000,000	10,224,810
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. VRDN,
Ser. DD-1, 0.85%, 6/15/43	VMIG1	10,400,000	10,400,000
NY City, Transitional Fin. Auth. Rev. Bonds
Ser. E-1, 5.00%, 2/1/41	AAA	5,200,000	5,846,620
Ser. B-1, 5.00%, 8/1/39	AAA	7,160,000	8,040,823
Ser. E-1, 5.00%, 2/1/39	AAA	9,000,000	10,229,670
Ser. A-1, 5.00%, 11/1/38	AAA	2,500,000	2,804,875
Ser. B-1, 5.00%, 8/1/38	AAA	5,000,000	5,730,400
Ser. E-1, 5.00%, 2/1/34	AAA	8,000,000	9,163,760
Ser. A-1, 5.00%, 5/1/32	AAA	4,780,000	5,535,957
Ser. E-1, 5.00%, 2/1/31	AAA	2,600,000	3,009,188
Ser. C-3, 4.00%, 5/1/42	AAA	12,000,000	12,621,720

20 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value
New York cont.
NY City, Transitional Fin. Auth. VRDN,
(NYC Recovery), Ser. 3, Sub-Ser. 3H, 0.90%, 11/1/22	VMIG1	$8,060,000	$8,060,000
NY City, Transitional Fin. Auth. Bldg. Aid Rev.
Bonds, Ser. S-1
5.00%, 7/15/43	Aa2	6,500,000	7,359,950
5.00%, 7/15/40	Aa2	4,550,000	5,103,690
5.00%, 7/15/37	Aa2	7,500,000	8,210,025
NY City, Trust for Cultural Resources Rev. Bonds
(Wildlife Conservation Society), Ser. A,
5.00%, 8/1/42	Aa3	1,915,000	2,118,890
(Wildlife Conservation Society), Ser. A,
5.00%, 8/1/38	Aa3	1,250,000	1,388,163
(Whitney Museum of American Art), 5.00%, 7/1/31	A	2,000,000	2,132,680
NY Counties, Tobacco Trust IV Rev. Bonds,
(Tobacco Settlement Pass Through), Ser. A,
5.00%, 6/1/38	B–	7,250,000	7,250,073
NY Counties, Tobacco Trust VI Rev. Bonds,
(Tobacco Settlement Pass Through)
Ser. A-2B, 5.00%, 6/1/51	BBB	3,300,000	3,463,944
Ser. B, 5.00%, 6/1/41	BBB+	250,000	273,030
Ser. B, 5.00%, 6/1/36	A–	265,000	292,115
NY Counties, Tobacco Trust II Rev. Bonds,
(Tobacco Settlement Pass Through), 5.75%, 6/1/43	BBB	840,000	852,138
NY Counties, Tobacco Trust III Rev. Bonds,
(Tobacco Settlement Pass Through), 6.00%, 6/1/43	A3	85,000	85,132
NY Liberty Dev. Corp. Rev. Bonds, (Bank of America
Tower), Ser. CL1, 5.625%, 1/15/46	AA+	2,000,000	2,118,140
NY State Convention Ctr. Dev. Corp. Rev. Bonds,
(Hotel Unit Fee)
5.00%, 11/15/45	Aa3	3,000,000	3,384,930
zero %, 11/15/50	Aa3	7,000,000	1,905,820
NY State Dorm. Auth. Rev. Bonds
(City U.), Ser. A, 5.75%, 7/1/18	Aa2	2,230,000	2,237,426
(NYU), Ser. 1, AMBAC, 5.50%, 7/1/40	Aa2	6,000,000	7,929,960
(NYU), Ser. 1, AMBAC, 5.50%, 7/1/31	Aa2	3,500,000	4,312,210
NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds
(Orange Regl. Med. Ctr.), FHL Banks Coll., U.S.
Govt. Coll., 6.25%, 12/1/37 (Prerefunded 12/1/18)	Baa3	7,500,000	7,671,600
(NYU Hosp. Ctr.), Ser. A, 6.00%, 7/1/40
(Prerefunded 7/1/20)	A3	1,500,000	1,624,845
(Brooklyn Law School), 5.75%, 7/1/33	Baa1	1,000,000	1,034,350
(Skidmore College), Ser. A, 5.50%, 7/1/41	A1	3,000,000	3,281,490
(North Shore Long Island Jewish Oblig.
Group), Ser. A, U.S. Govt. Coll., 5.50%, 5/1/37
(Prerefunded 5/1/19)	A3	11,500,000	11,898,360
(Fordham U.), Ser. A, U.S. Govt. Coll., 5.50%, 7/1/36
(Prerefunded 7/1/21)	A2	1,800,000	1,997,190
(Culinary Inst. of America), 5.50%, 7/1/33	Baa2	735,000	831,601
(North Shore Long Island Jewish Oblig. Group),
Ser. E, 5.50%, 5/1/33	A3	2,000,000	2,062,100
(St. Joseph’s College), 5.25%, 7/1/35	Ba1	2,000,000	2,056,940

New York Tax Exempt Income Fund 21

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds
(Manhattan Marymount College), 5.25%, 7/1/29	Baa2	$2,000,000	$2,059,020
(Highland Hosp. Rochester), 5.20%, 7/1/32	A2	1,000,000	1,054,450
(Mount Sinai School of Medicine), FCS, FNMA Coll.,
FHL Banks Coll., U.S. Govt. Coll., 5.125%, 7/1/39
(Prerefunded 7/1/19)	A3	5,000,000	5,177,800
(School Dist. Fin. Program), Ser. C, AGC,
5.125%, 10/1/36	AA	40,000	41,684
(North Shore Long Island Jewish Oblig. Group),
Ser. A, 5.00%, 5/1/43	A3	2,500,000	2,760,550
(Teachers College), 5.00%, 7/1/42	A1	3,000,000	3,258,480
(St. Francis College), 5.00%, 10/1/40	A–	3,000,000	3,168,270
(Pratt Institute), 5.00%, 7/1/39	A3	2,750,000	3,114,375
(Pratt Institute), Ser. A, 5.00%, 7/1/39	A3	1,000,000	1,099,800
(Rochester Inst. of Tech.), 5.00%, 7/1/38	A1	2,000,000	2,184,420
(St. John’s U.), Ser. A, 5.00%, 7/1/37	A3	1,400,000	1,566,852
(North Shore Long Island Jewish Oblig. Group),
Ser. A, 5.00%, 5/1/37	A3	3,000,000	3,369,780
Ser. A, 5.00%, 7/1/36	Aa2	1,000,000	1,183,270
(Memorial Sloan-Kettering Cancer Ctr.),
5.00%, 7/1/36	Aa3	1,125,000	1,228,253
(Memorial Sloan-Kettering Cancer Ctr.), Ser. A1,
5.00%, 7/1/36	Aa3	5,690,000	5,704,054
(NYU), Ser. A, 5.00%, 7/1/35	Aa2	2,000,000	2,284,720
(Culinary Inst. of America), 5.00%, 7/1/34	Baa2	350,000	378,749
(NYU), Ser. A, 5.00%, 7/1/34	Aa2	10,000,000	11,734,600
(Pratt Institute), Ser. A, 5.00%, 7/1/34	A3	1,000,000	1,110,880
(Teachers College), 5.00%, 7/1/34	A1	2,750,000	2,999,123
Ser. A, 5.00%, 7/1/33	Aa2	1,000,000	1,195,830
(NYU Hosp. Ctr.), 5.00%, 7/1/33	A3	360,000	411,840
(North Shore Long Island Jewish Oblig. Group),
Ser. A, 5.00%, 5/1/33	A3	5,000,000	5,659,600
(St. Francis College), 5.00%, 10/1/32	A–	2,360,000	2,501,175
(School Dist. Fin. Program), Ser. C, AGC,
5.00%, 10/1/31	AA	20,000	20,764
(New School (The)), 5.00%, 7/1/31	A3	5,000,000	5,369,200
(NYU Hosp. Ctr.), 5.00%, 7/1/31	A3	1,320,000	1,498,530
(NYU Hosp. Ctr.), 5.00%, 7/1/30	A3	1,000,000	1,156,430
(NYU Hosp. Ctr.), 5.00%, 7/1/30	A3	1,000,000	1,137,060
(Brooklyn Law School), Ser. A, 5.00%, 7/1/29	Baa1	1,000,000	1,092,610
(NYU), Ser. A, 5.00%, 7/1/29	Aa2	1,500,000	1,767,840
(NYU), Ser. B, FHLMC Coll., FNMA Coll., FHL Banks
Coll., 5.00%, 7/1/29 (Prerefunded 7/1/18)	Aa2	5,000,000	5,013,400
(Brooklyn Law School), Ser. A, 5.00%, 7/1/27	Baa1	1,000,000	1,098,300
(Brooklyn Law School), Ser. A, 5.00%, 7/1/26	Baa1	1,000,000	1,101,160
(Teachers College), Ser. A, 5.00%, 7/1/26	A1	1,000,000	1,099,120
Ser. A, 4.00%, 7/1/35	Aa2	1,000,000	1,074,660
Ser. A, 4.00%, 7/1/34	Aa2	1,195,000	1,289,584

22 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Dorm. Auth. Non-State Supported Debt
144A Rev. Bonds, (Orange Regl. Med. Ctr.)
5.00%, 12/1/37	Baa3	$4,300,000	$4,679,647
5.00%, 12/1/36	Baa3	700,000	762,356
NY State Dorm. Auth. Personal Income
Tax Rev. Bonds
Ser. C, 5.00%, 3/15/41	AAA	10,000,000	10,728,500
(Group C), Ser. B, 5.00%, 2/15/41	AAA	5,000,000	5,634,750
(Group B), Ser. B, 5.00%, 2/15/34	AAA	1,000,000	1,137,390
Ser. D, 5.00%, 2/15/33	AAA	5,000,000	5,800,500
NY State Dorm. Auth. Sales Tax Rev. Bonds
Ser. 15B-B, 5.00%, 3/15/35	AAA	5,000,000	5,726,850
Ser. A, 5.00%, 3/15/34	AAA	10,000,000	11,607,500
(Bid Group No. 2), Ser. A, 5.00%, 3/15/34	AAA	10,000,000	11,861,000
Ser. A, 5.00%, 3/15/32	AAA	2,905,000	3,397,688
NY State Dorm. Auth. State Supported Debt Rev.
Bonds, (State U. of NY), Ser. A
5.00%, 7/1/42	Aa2	2,000,000	2,173,120
5.00%, 7/1/41	Aa2	5,250,000	5,665,170
NY State Dorm. Auth. State Supported Debt Sales
Tax Rev. Bonds, Ser. A, 5.00%, 3/15/44	AAA	5,500,000	6,160,110
NY State Env. Fac. Corp. Rev. Bonds
(State Clean Wtr. & Drinking Revolving Funds),
Ser. A, 5.00%, 6/15/29	Aaa	2,500,000	2,506,750
(United Wtr. New Rochelle), Ser. A, 4.875%, 9/1/40	A–	5,000,000	5,235,900
NY State Env. Fac. Corp. Solid Waste Disp. 144A
Mandatory Put Bonds (12/2/19), (Casella Waste
Syst., Inc.), 3.75%, 12/1/44	B3	2,000,000	2,004,620
NY State Hsg. Fin. Agcy. Rev. Bonds, (Affordable Hsg.)
Ser. A, 5.00%, 11/1/42	Aa2	4,660,000	4,785,214
Ser. B, 4.85%, 11/1/41	Aa2	2,600,000	2,636,868
NY State Liberty Dev. Corp. Rev. Bonds
(7 World Trade Ctr.), Class 3, 5.00%, 3/15/44	A2	1,000,000	1,077,610
(7 World Trade Ctr.), Class 2, 5.00%, 9/15/43	A1	4,000,000	4,322,400
(1 WTC Port Auth. Construction), 5.00%, 12/15/41	Aa3	7,500,000	8,137,725
(7 World Trade Ctr.), Class 1, 5.00%, 9/15/40	Aaa	4,815,000	5,281,140
(4 World Trade Ctr.), 5.00%, 11/15/31	A+	2,500,000	2,723,300
NY State Liberty Dev. Corp. 144A Rev. Bonds,
(3 World Trade Ctr., LLC), Class 1-3, 5.00%, 11/15/44	BB–/P	3,000,000	3,189,960
NY State Mtge. Agcy. Rev. Bonds
Ser. 189, 3.85%, 10/1/34	Aa1	1,790,000	1,817,512
Ser. 186, 2.00%, 4/1/19	Aa1	2,090,000	2,089,645
NY State Pwr. Auth. Rev. Bonds, Ser. A,
5.00%, 11/15/38	Aa1	2,000,000	2,186,300
NY State Thruway Auth. Rev. Bonds
Ser. A, 5.00%, 1/1/46	A3	2,000,000	2,247,580
Ser. L, 5.00%, 1/1/33	A2	1,500,000	1,758,945
Ser. L, 5.00%, 1/1/32	A2	1,250,000	1,473,788
(Second Generation Hwy. & Bridge Trust Fund),
Ser. B, FHLMC Coll., FCS, U.S. Govt. Coll., 5.00%,
4/1/28 (Prerefunded 10/1/18)	AA	3,000,000	3,033,630

New York Tax Exempt Income Fund 23

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Thruway Auth. Rev. Bonds
(Second Generation Hwy. & Bridge Trust Fund),
Ser. B, FHLMC Coll., FCS, U.S. Govt. Coll., 5.00%,
4/1/27 (Prerefunded 10/1/18)	AA	$4,000,000	$4,044,840
5.00%, 1/1/24	A2	1,250,000	1,427,738
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds
(Laguardia Arpt. Term. B Redev. Program), Ser. A,
5.25%, 1/1/50	Baa3	1,000,000	1,096,720
(Laguardia Arpt. Term. B Redev. Program), Ser. A,
5.00%, 7/1/46	Baa3	2,500,000	2,713,525
(Laguardia Arpt. Term. B Redev. Program), Ser. A,
5.00%, 7/1/41	Baa3	1,000,000	1,088,270
(Delta Air Lines, Inc.-LaGuardia Arpt. Term. C&D),
5.00%, 1/1/34	Baa3	2,000,000	2,256,120
(Delta Air Lines, Inc.-LaGuardia Arpt. Term. C&D),
5.00%, 1/1/33	Baa3	2,500,000	2,826,700
(Delta Airlines, Inc.-LaGuardia Arpt. Term.
C&D Redev.), 5.00%, 1/1/32	Baa3	6,000,000	6,815,580
(American Airlines, Inc.-John F. Kennedy Intl.
Arpt.), 5.00%, 8/1/31	BB–	1,500,000	1,583,205
(Terminal One Group Assn.), 5.00%, 1/1/23	Baa1	1,500,000	1,658,400
NY State Urban Dev. Corp. Rev. Bonds
(Clarkson Ctr.), 5.50%, 1/1/20	Aa2	730,000	758,981
(Personal Income Tax), Ser. B-1, U.S. Govt. Coll.,
5.00%, 3/15/36 (Prerefunded 3/15/19)	AAA	9,000,000	9,240,480
Ser. B, 5.00%, 1/1/27	AA	7,000,000	7,017,710
NY State Urban Dev. Corp. Personal Income Tax Rev.
Bonds, (Group C), Ser. A, 5.00%, 3/15/38	AAA	6,515,000	7,397,717
Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds, (St.
Elizabeth Med.), Ser. A, 5.875%, 12/1/29	BB–/P	1,000,000	1,002,560
Onondaga Cnty., Resource Recvy. Agcy. Rev. Bonds,
Ser. A, AGM, 5.00%, 5/1/29	AA	3,120,000	3,433,030
Onondaga Cnty., Trust For Cultural Resources Rev.
Bonds, (Syracuse U.)
5.00%, 12/1/36	Aa3	2,000,000	2,175,260
5.00%, 12/1/31	Aa3	2,000,000	2,269,360
Onondaga, Civic Dev. Corp. Rev. Bonds
(Le Moyne College), 5.375%, 7/1/40	Baa2	3,900,000	4,103,424
(Jewish Home of Central NY Oblig. Group),
5.25%, 3/1/31	B/P	2,035,000	1,926,209
(Le Moyne College), 5.00%, 7/1/32	Baa2	1,635,000	1,750,431
Oyster Bay, G.O. Bonds, (Pub. Impt.), 4.00%, 2/15/26	Baa3	3,000,000	3,191,970
Port Auth. of NY & NJ Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6.75%, 10/1/19	BBB–/P	1,000,000	1,042,800
5.375%, 3/1/28	Aa3	1,000,000	1,176,930
Ser. 186, 5.00%, 10/15/44	Aa3	8,000,000	8,832,560
Ser. 206th, 5.00%, 11/15/42	Aa3	5,000,000	5,715,550
Ser. 194th, 5.00%, 10/15/41	Aa3	5,450,000	6,176,758
Ser. 197, 5.00%, 11/15/34	Aa3	2,500,000	2,848,600
Ser. 185th, 5.00%, 9/1/30	Aa3	2,000,000	2,241,780

24 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value
New York cont.
Port Auth. of NY & NJ Special Oblig. Rev. Bonds,
(John F. Kennedy Intl. Air Term), 6.00%, 12/1/42	Baa1	$3,500,000	$3,838,625
Rockland Cnty., G.O. Bonds, Ser. A, AGM,
5.00%, 3/1/24	AA	1,600,000	1,833,840
Schenectady Cnty., Cap. Resource Corp. Rev.
Bonds, (Union College), 5.00%, 7/1/32	A1	3,430,000	3,757,394
Southold, Local Dev. Corp. Rev. Bonds,
(Peconic Landing at Southold, Inc.), 5.00%, 12/1/45	BBB–/F	2,250,000	2,353,950
St. Lawrence Cnty., Indl. Dev. Agcy. Civic Dev. Corp.
Rev. Bonds, (Clarkson U.), Ser. A, 5.00%, 9/1/41	A3	1,750,000	1,884,505
St. Lawrence Ctny., Indl. Dec. Agcy. Civic Dev. Corp.
Rev. Bonds, (Clarkson U.), Ser. A, 5.25%, 9/1/33	A3	1,050,000	1,148,165
Suffolk Cnty., G.O. Bonds, Ser. B, AGM,
5.00%, 10/15/26	AA	4,000,000	4,697,640
Suffolk Cnty., Econ. Dev. Corp. Rev. Bonds,
(Peconic Landing Southold), 6.00%, 12/1/40	BBB–/F	1,225,000	1,319,019
Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds,
(Nissequogue Cogen. Partners Fac.), 5.50%, 1/1/23	BBB–/P	1,210,000	1,210,472
Syracuse, Indl. Dev. Agcy. Rev. Bonds,
(Carousel Ctr.), Ser. A
5.00%, 1/1/36	Baa1	2,750,000	2,965,380
5.00%, 1/1/35	Baa1	1,525,000	1,652,780
Syracuse, Indl. Dev. Agcy. Civic Fac. VRDN,
(Syracuse U.)
Ser. A-2, 0.85%, 12/1/37	VMIG1	7,535,000	7,535,000
Ser. A-1, 0.85%, 7/1/37	VMIG1	5,780,000	5,780,000
Tompkins Cnty., Dev. Corp. Rev. Bonds
(Ithaca College), AGM, 5.375%, 7/1/41
(Prerefunded 1/1/21)	A2	1,000,000	1,086,650
(Kendal at Ithaca, Inc.), 5.00%, 7/1/44	BBB	2,800,000	3,008,964
(Ithaca College), 5.00%, 7/1/41	A2	715,000	820,405
(Ithaca College), 5.00%, 7/1/37	A2	250,000	288,415
(Ithaca College), 5.00%, 7/1/35	A2	150,000	173,721
(Ithaca College), 5.00%, 7/1/34	A2	150,000	174,261
Triborough, Bridge & Tunnel Auth. Rev. Bonds
Ser. A, 5.00%, 11/15/44	Aa3	2,340,000	2,617,477
Ser. A, 5.00%, 11/15/41	Aa3	3,750,000	4,296,750
Ser. A, 5.00%, 11/15/39	Aa3	3,500,000	3,925,215
Ser. B, 5.00%, 11/15/38	Aa3	1,000,000	1,164,440
Ser. C, 5.00%, 11/15/29 (Prerefunded 11/15/18)	AAA/P	1,545,000	1,569,071
Ser. B, zero %, 11/15/32	Aa3	3,900,000	2,382,666
Ser. A, zero %, 11/15/30	A1	7,000,000	4,612,230
TSASC, Inc. Rev. Bonds, Ser. A, 5.00%, 6/1/41	BBB+	8,285,000	9,009,938
Westchester Cnty., Hlth. Care Corp. Rev.
Bonds, Ser. C-2
6.125%, 11/1/37	Baa2	380,000	412,551
U.S. Govt. Coll., 6.125%, 11/1/37
(Prerefunded 11/1/20)	AAA/P	3,005,000	3,303,186
Westchester Cnty., Indl Dev. Agcy. Civic Fac. Rev.
Bonds, (Pace U.), Ser. A, 5.50%, 5/1/42	BBB–	2,750,000	3,059,760

New York Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value
New York cont.
Westchester Cnty., Local Dev. Corp. Rev. Bonds
(Purchase Hsg. Corp. II), 5.00%, 6/1/47	BBB	$1,000,000	$1,115,670
(Westchester Med. Ctr.), 5.00%, 11/1/46	Baa2	3,500,000	3,745,525
(Purchase Hsg. Corp. II), 5.00%, 6/1/42	BBB	1,235,000	1,382,916
Westchester Tobacco Asset Securitization Corp.
Rev. Bonds, Ser. B, 5.00%, 6/1/41	BBB+	1,250,000	1,366,325
Western Nassau Cnty., Wtr. Auth. Rev. Bonds, Ser. A,
5.00%, 4/1/40	A1	2,150,000	2,381,319
Yonkers, G.O. Bonds
Ser. A, AGM, 5.00%, 11/15/31	AA	2,200,000	2,536,776
Ser. E, AGM, 5.00%, 9/1/23	AA	3,135,000	3,567,222
Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds,
(St. John’s Riverside Hosp.), Ser. A, 7.125%, 7/1/31	BB–	1,920,000	1,921,286
			976,011,847
Puerto Rico (0.6%)
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev.
Bonds, Ser. AA
NATL, 5.50%, 7/1/20	Baa2	365,000	378,848
NATL, U.S. Govt. Coll., 5.50%, 7/1/20
(Escrowed to maturity)	Baa2	635,000	681,018
NATL, 5.50%, 7/1/19	Baa2	540,000	553,095
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev.
Bonds, Ser. A
AMBAC, zero %, 8/1/47	Ca	15,000,000	2,889,600
NATL, zero %, 8/1/43	Baa2	5,000,000	1,187,400
			5,689,961
Texas (0.2%)
Mission, Econ. Dev. Corp. Solid Waste Disp.
Mandatory Put Bonds (7/2/18), (Republic Svcs., Inc.),
Ser. A, 1.65%, 1/1/20	A–2	2,100,000	2,099,790
			2,099,790
Total municipal bonds and notes (cost $968,725,326)			$992,894,273

UNITIZED TRUST (0.1%)*	Shares	Value
CMS Liquidating Trust 144A † F	600	$1,357,806
Total Unitized trust (cost $1,816,443)		$1,357,806

TOTAL INVESTMENTS
Total investments (cost $970,541,769)	$994,252,079

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2017 through May 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,008,490,839.

26 New York Tax Exempt Income Fund

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Tax bonds	17.8%
Education	15.7
Transportation	15.4
Utilities	12.5

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$992,894,273	$—
Unitized trust	—	—	1,357,806
Totals by level	$—	$992,894,273	$1,357,806

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

New York Tax Exempt Income Fund 27

Statement of assets and liabilities 5/31/18 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $970,541,769)	$994,252,079
Cash	5,087,235
Interest and other receivables	12,007,002
Receivable for shares of the fund sold	157,378
Receivable for investments sold	15,000
Prepaid assets	16,827
Total assets	1,011,535,521

LIABILITIES
Payable for shares of the fund repurchased	1,294,569
Payable for compensation of Manager (Note 2)	370,196
Payable for custodian fees (Note 2)	5,807
Payable for investor servicing fees (Note 2)	111,799
Payable for Trustee compensation and expenses (Note 2)	375,485
Payable for administrative services (Note 2)	3,749
Payable for distribution fees (Note 2)	355,239
Distributions payable to shareholders	425,035
Other accrued expenses	102,803
Total liabilities	3,044,682

Net assets	$1,008,490,839

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$993,687,877
Undistributed net investment income (Note 1)	1,126,499
Accumulated net realized loss on investments	(10,033,847)
Net unrealized appreciation of investments	23,710,310
Total — Representing net assets applicable to capital shares outstanding	$1,008,490,839

(Continued on next page)

28 New York Tax Exempt Income Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($833,173,586 divided by 99,141,065 shares)	$8.40
Offering price per class A share (100/96.00 of $8.40)*	$8.75
Net asset value and offering price per class B share ($7,110,214 divided by 847,990 shares)**	$8.38
Net asset value and offering price per class C share ($49,878,572 divided by 5,936,745 shares)**	$8.40
Net asset value and redemption price per class M share ($1,304,835 divided by 155,104 shares)	$8.41
Offering price per class M share (100/96.75 of $8.41)†	$8.69
Net asset value, offering price and redemption price per class R6 share
($10,077 divided by 1,199 shares)‡	$8.41
Net asset value, offering price and redemption price per class Y share
($117,013,555 divided by 13,918,374 shares)	$8.41

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

‡ Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

New York Tax Exempt Income Fund 29

Statement of operations Six months ended 5/31/18 (Unaudited)

INVESTMENT INCOME
Interest income	$18,576,839
Total investment income	18,576,839

EXPENSES
Compensation of Manager (Note 2)	2,210,146
Investor servicing fees (Note 2)	329,487
Custodian fees (Note 2)	6,714
Trustee compensation and expenses (Note 2)	23,357
Distribution fees (Note 2)	1,245,761
Administrative services (Note 2)	17,672
Other	142,883
Total expenses	3,976,020
Expense reduction (Note 2)	(52,249)
Net expenses	3,923,771

Net investment income	14,653,068

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	2,199,511
Total net realized gain	2,199,511
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(12,024,091)
Total change in net unrealized depreciation	(12,024,091)

Net loss on investments	(9,824,580)

Net increase in net assets resulting from operations	$4,828,488

The accompanying notes are an integral part of these financial statements.

30 New York Tax Exempt Income Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 5/31/18*	Year ended 11/30/17
Operations
Net investment income	$14,653,068	$31,315,684
Net realized gain on investments	2,199,511	9,804,612
Net unrealized appreciation (depreciation) of investments	(12,024,091)	8,740,888
Net increase in net assets resulting from operations	4,828,488	49,861,184
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(415,381)	(1,341,677)
Class B	(3,918)	(14,855)
Class C	(29,218)	(97,896)
Class M	(585)	(2,232)
Class R6	—	—
Class Y	(53,072)	(126,264)
From tax-exempt net investment income
Class A	(12,209,817)	(26,512,444)
Class B	(85,857)	(214,902)
Class C	(595,100)	(1,396,009)
Class M	(16,010)	(36,822)
Class R6	(9)	—
Class Y	(1,752,933)	(3,054,338)
Decrease from capital share transactions (Note 4)	(21,290,669)	(45,647,333)
Total decrease in net assets	(31,624,081)	(28,583,588)

NET ASSETS
Beginning of period	1,040,114,920	1,068,698,508
End of period (including undistributed net investment
income of $1,126,499 and $1,635,331, respectively)	$1,008,490,839	$1,040,114,920

* Unaudited.

The accompanying notes are an integral part of these financial statements.

New York Tax Exempt Income Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	turnover (%)
Class A
May 31, 2018**	$8.49	.12	(.08)	.04	(.13)	(.13)	$8.40	.43*	$833,174	.38*	1.44*	17*
November 30, 2017	8.35	.26	.15	.41	(.27)	(.27)	8.49	4.92	862,926.75		3.00	24
November 30, 2016	8.61	.28	(.26)	.02	(.28)	(.28)	8.35	.11	910,466	.76[c]	3.18[c]	22
November 30, 2015	8.66	.30	(.05)	.25	(.30)	(.30)	8.61	2.94	920,148.75		3.51	15
November 30, 2014	8.29	.32	.36	.68	(.31)	(.31)	8.66	8.39	946,474.74		3.74	10
November 30, 2013	9.12	.32	(.83)	(.51)	(.32)	(.32)	8.29	(5.67)	974,711.75		3.73	11
Class B
May 31, 2018**	$8.47	.10	(.09)	.01	(.10)	(.10)	$8.38	.11*	$7,110	.69*	1.13*	17*
November 30, 2017	8.33	.20	.15	.35	(.21)	(.21)	8.47	4.27	8,094	1.38	2.38	24
November 30, 2016	8.59	.22	(.26)	(.04)	(.22)	(.22)	8.33	(.52)	10,004	1.39[c]	2.55[c]	22
November 30, 2015	8.64	.25	(.05)	.20	(.25)	(.25)	8.59	2.30	10,708	1.38	2.88	15
November 30, 2014	8.27	.26	.37	.63	(.26)	(.26)	8.64	7.73	11,438	1.37	3.11	10
November 30, 2013	9.10	.27	(.84)	(.57)	(.26)	(.26)	8.27	(6.28)	12,322	1.38	3.10	11
Class C
May 31, 2018**	$8.49	.09	(.09)	—[d]	(.09)	(.09)	$8.40	.04*	$49,879	.77*	1.06*	17*
November 30, 2017	8.35	.19	.15	.34	(.20)	(.20)	8.49	4.11	60,891	1.53	2.23	24
November 30, 2016	8.60	.21	(.25)	(.04)	(.21)	(.21)	8.35	(.55)	65,903	1.54[c]	2.39[c]	22
November 30, 2015	8.66	.24	(.07)	.17	(.23)	(.23)	8.60	2.02	57,709	1.53	2.72	15
November 30, 2014	8.29	.25	.37	.62	(.25)	(.25)	8.66	7.55	55,788	1.52	2.96	10
November 30, 2013	9.11	.26	(.83)	(.57)	(.25)	(.25)	8.29	(6.30)	58,449	1.53	2.95	11
Class M
May 31, 2018**	$8.50	.11	(.09)	.02	(.11)	(.11)	$8.41	.28*	$1,305	.52*	1.30*	17*
November 30, 2017	8.36	.23	.15	.38	(.24)	(.24)	8.50	4.62	1,220	1.03	2.74	24
November 30, 2016	8.61	.25	(.25)	—[d]	(.25)	(.25)	8.36	(.06)	1,450	1.04[c]	2.89[c]	22
November 30, 2015	8.67	.28	(.06)	.22	(.28)	(.28)	8.61	2.53	1,404	1.03	3.22	15
November 30, 2014	8.30	.29	.37	.66	(.29)	(.29)	8.67	8.08	1,410	1.02	3.46	10
November 30, 2013	9.12	.30	(.83)	(.53)	(.29)	(.29)	8.30	(5.83)	1,451	1.03	3.45	11
Class R6
May 31, 2018**†	$8.35	—[d]	.07	.07	(.01)	(.01)	$8.41	.80*	$10	.01*	.08*	17*
Class Y
May 31, 2018**	$8.49	.13	(.08)	.05	(.13)	(.13)	$8.41	.66*	$117,014	.27*	1.55*	17*
November 30, 2017	8.36	.27	.15	.42	(.29)	(.29)	8.49	5.03	106,984.53		3.21	24
November 30, 2016	8.61	.30	(.25)	.05	(.30)	(.30)	8.36	.45	80,877	.54[c]	3.37[c]	22
November 30, 2015	8.66	.32	(.05)	.27	(.32)	(.32)	8.61	3.17	46,127.53		3.72	15
November 30, 2014	8.29	.34	.36	.70	(.33)	(.33)	8.66	8.62	39,211.52		3.96	10
November 30, 2013	9.12	.34	(.83)	(.49)	(.34)	(.34)	8.29	(5.47)	18,762.53		3.95	11

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32 New York Tax Exempt Income Fund	New York Tax Exempt Income Fund 33

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to May 31, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

d Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

34 New York Tax Exempt Income Fund

Notes to financial statements 5/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2017 through May 31, 2018.

Putnam New York Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and New York State and City personal income taxes as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and New York State and City personal income taxes (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests so that at least 90% of the fund’s income distributions are exempt from federal income tax and New York State and City personal income taxes, except during times of adverse market conditions, when more than 10% of the fund’s income distributions could be subject to these taxes. Such tax-exempt investments in which the fund will invest are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and New York State personal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R6 and class Y shares. The fund began offering class R6 shares on May 22, 2018. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates

New York Tax Exempt Income Fund 35

and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

36 New York Tax Exempt Income Fund

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At November 30, 2017, the fund had a capital loss carryover of $12,675,081 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover
Short-term	Long-term	Total	Expiration
$6,621,138	$5,544,593	$12,165,731	*
509,350	N/A	509,350	November 30, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $970,629,802, resulting in gross unrealized appreciation and depreciation of $27,952,504 and $4,330,227, respectively, or net unrealized appreciation of $23,622,277.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.216% of the fund’s average net assets.

New York Tax Exempt Income Fund 37

Putnam Management has contractually agreed, through March 30, 2020, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$272,167	Class R6	—*
Class B	2,438	Class Y	36,365
Class C	18,120	Total	$329,487
Class M	397

* Amount represents less than one rounded dollar.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $52,249 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $770, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

38 New York Tax Exempt Income Fund

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	*	$929,034
Class B	1.00%	0.85%	32,165
Class C	1.00%	1.00%	281,483
Class M	1.00%	0.50%	3,079
Total			$1,245,761

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $22,241 and $298 from the sale of class A and class M shares, respectively, and received $1,743 and $158 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$168,732,759	$170,435,373
U.S. government securities (Long-term)	—	—
Total	$168,732,759	$170,435,373

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	3,446,185	$29,109,296	8,926,938	$75,811,493
Shares issued in connection with
reinvestment of distributions	1,203,415	10,131,214	2,616,851	22,201,888
	4,649,600	39,240,510	11,543,789	98,013,381
Shares repurchased	(7,171,866)	(60,471,268)	(18,886,413)	(160,043,137)
Net decrease	(2,522,266)	$(21,230,758)	(7,342,624)	$(62,029,756)

New York Tax Exempt Income Fund 39

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	13,437	$114,706	13,409	$112,949
Shares issued in connection with
reinvestment of distributions	9,115	76,574	23,066	195,115
	22,552	191,280	36,475	308,064
Shares repurchased	(130,270)	(1,097,334)	(281,043)	(2,378,424)
Net decrease	(107,718)	$(906,054)	(244,568)	$(2,070,360)

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	232,967	$1,962,907	1,065,192	$9,050,949
Shares issued in connection with
reinvestment of distributions	66,031	555,971	156,126	1,323,461
	298,998	2,518,878	1,221,318	10,374,410
Shares repurchased	(1,538,078)	(12,934,967)	(1,938,025)	(16,431,734)
Net decrease	(1,239,080)	$(10,416,089)	(716,707)	$(6,057,324)

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	12,032	$100,964	4,453	$37,393
Shares issued in connection with
reinvestment of distributions	1,946	16,395	4,555	38,652
	13,978	117,359	9,008	76,045
Shares repurchased	(2,477)	(20,968)	(38,811)	(332,263)
Net increase (decrease)	11,501	$96,391	(29,803)	$(256,218)

	FOR THE PERIOD 5/22/18 (COMMENCEMENT OF
	OPERATIONS) TO 5/31/18
Class R6	Shares	Amount
Shares sold	1,198	$9,999
Shares issued in connection with reinvestment of distributions	1	9
	1,199	10,008
Shares repurchased	—	—
Net increase	1,199	$10,008

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,083,226	$26,012,926	5,887,679	$49,907,817
Shares issued in connection with
reinvestment of distributions	189,716	1,597,309	326,084	2,768,609
	3,272,942	27,610,235	6,213,763	52,676,426
Shares repurchased	(1,953,761)	(16,454,402)	(3,293,801)	(27,910,101)
Net increase	1,319,181	$11,155,833	2,919,962	$24,766,325

At the close of the reporting period, Putnam Investments, LLC owned 1,199 class R6 shares of the fund (100% of class R6 shares outstanding), valued at $10,077.

40 New York Tax Exempt Income Fund

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of New York and may be affected by economic and political developments in that state.

New York Tax Exempt Income Fund 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Small Cap Value Fund
Europe Equity Fund
Global Equity Fund	Income
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Emerging Markets Income Fund
Investors Fund	Floating Rate Income Fund
Low Volatility Equity Fund	Global Income Trust
Multi-Cap Core Fund	Government Money Market Fund*
Research Fund	High Yield Fund
Income Fund
Global Sector	Money Market Fund†
Global Consumer Fund	Mortgage Securities Fund
Global Financials Fund	Short Duration Income Fund
Global Health Care Fund
Global Industrials Fund	Tax-free Income
Global Natural Resources Fund	AMT-Free Municipal Fund
Global Sector Fund	Intermediate-Term Municipal Income Fund
Global Technology Fund	Short-Term Municipal Income Fund
Global Telecommunications Fund	Tax Exempt Income Fund
Global Utilities Fund	Tax-Free High Yield Fund

Growth	State tax-free income funds‡:
Growth Opportunities Fund	California, Massachusetts, Minnesota,
International Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.
Small Cap Growth Fund
Sustainable Future Fund
Sustainable Leaders Fund

42 New York Tax Exempt Income Fund

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	Dynamic Risk Allocation Fund
Fixed Income Absolute Return Fund	George Putnam Balanced Fund
Multi-Asset Absolute Return Fund
Dynamic Asset Allocation Balanced Fund
Putnam PanAgora**	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Market Neutral Fund
Putnam PanAgora Risk Parity Fund	Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

New York Tax Exempt Income Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 New York Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer, and	Vice President, Director of
Legal Counsel	Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA051 311455 7/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam New York Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 27, 2018